Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
24.	Commitments and contingencies

(a)	Operating lease commitments

The Group leases facilities in the PRC under non-cancelable operating leases expiring on different dates. Payments under operating leases are expensed on a straight-line basis over the periods of the respective leases.

Total office rental expenses under all operating leases were RMB21,920, RMB12,780 and RMB20,799 for the years ended December 31, 2016, 2017 and 2018, respectively.

As of December 31, 2018, future minimum payments under non-cancelable operating leases consist of the following,

Office rental
RMB
2019	44,808
2020	28,629
2021	26,573
2022 and after	47,726

147,736

(b)	Capital and other commitment

As of December 31, 2018, the Group had outstanding capital commitments totaling RMB101,514, which consisted of additional investments in equity investments and decoration and improvement of leasehold properties.

(c)	Legal proceedings

In August 2018, a game publisher filed a lawsuit against the Group, claiming the Group’s self-developed mobile game infringing its licensed mobile game. The claimant is seeking RMB20 million for its loss. The Group, together with the other two co-defendants, intends to defend the action and respond in due course. This case is still in early stage and the Group is not able to make a reliable estimate of the potential loss, if any.

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